                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 1996
                                                         ----------------

                        TOTAL RENAL CARE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

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
           DELAWARE                         1-4034                        51-0354549
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       (State or other                   (Commission                   (I.R.S. Employer
jurisdiction of incorporation)            File Number)                 Identification No.)


21250 HAWTHORNE BOULEVARD, SUITE 800, TORRANCE, CALIFORNIA                   90503-5517
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            (Address of principal executive offices)                         (Zip Code)
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       Registrant's telephone number, including area code: (310) 792-2600
                                                           --------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

  The Company is filing unaudited pro forma financial statements to reflect as of September 30, 1996 certain insignificant acquisitions consummated since October 1, 1996 and probable acquisitions as of October 30, 1996 and the retirement of the Registrant's 12% Senior Subordinated Discount Notes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)(i) Unaudited Pro Forma Combined Balance Sheet of Total Renal Care Holdings, Inc. as of September 30, 1996;

  (ii) Unaudited Pro Forma Combined Statement of Income of Total Renal Care Holdings, Inc. for the nine months ended September 30, 1996;

  (iii) Unaudited Pro Forma Combined Statement of Income of Total Renal Care Holdings, Inc. for the seven months ended December 31, 1995; and

  (iv) Unaudited Pro Forma Combined Statement of Income of Total Renal Care Holdings, Inc. for the year ended May 31, 1995.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TOTAL RENAL CARE HOLDINGS, INC.
                                                    (Registrant)

                                                   /s/ John E. King
Dated: October 30, 1996                   By: _________________________________
                                             John E. King
                                             Vice President and Chief
                                             Financial Officer

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                        TOTAL RENAL CARE HOLDINGS, INC.

                               INDEX TO EXHIBITS

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
 EXHIBIT                                                                   PAGE
 NUMBER                       DESCRIPTION OF EXHIBIT                      NUMBER
 -------                      ----------------------                      ------
  99.1   Unaudited Pro Forma Financial Information
         Unaudited Pro Forma Combined Balance Sheet.....................   F-2
         Notes to Unaudited Pro Forma Combined Balance Sheet............   F-3
         Unaudited Pro Forma Combined Statements of Income..............   F-4
         Notes to Unaudited Pro Forma Combined Statements of Income.....   F-7
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